UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
               Filed Pursuant to Section 13 OR 15(d) of
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  APRIL 29, 1996




                  METROMEDIA INTERNATIONAL GROUP, INC.
        (Exact name of registrant as specified in its charter)





           DELAWARE                   1-5706                   58-0971455
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)




                       945 East Paces Ferry Road
                              Suite 2210
                        Atlanta  Georgia  30326
              -------------------------------------------
               (Address of principal executive offices)






Registrant's telephone number, including area code:  (404) 261-6190



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Item 5.     OTHER EVENTS



          On April 29, 1996, Metromedia International Group, Inc. (the "Company") and Alliance Entertainment Corp. ("Alliance") announced that they had entered into a Termination and Release Agreement which mutually terminated their previously announced Agreement and Plan of Merger dated as of December 20, 1995 (the "Merger Agreement"), pursuant to which Alliance was to merge with a newly-formed, wholly-owned subsidiary of the Company (the "Merger"). A copy of the joint press release of the Company and Alliance is attached as Exhibit 99.1. The Company and Alliance announced in the joint press release that due to changing conditions, the Boards of Directors of both companies believe that the Merger is not in the best interest of their respective stockholders.

          Pursuant to the terms of the Termination and Release Agreement, which is attached hereto as Exhibit 99.2, the Company and Alliance have agreed to terminate the Merger Agreement and all agreements and understandings between the Company and Alliance related to the Merger Agreement. In addition, the Company and Alliance have agreed to release each other and their respective affiliates from any and all liabilities, damages and other losses of any nature in any way arising out of or connected to the Merger Agreement and any agreements related thereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS


     (c) The following are exhibits to this Report and are filed herewith:

          Exhibit 99.1 Joint Press Release dated April 29, 1996 of Metromedia International Group, Inc. and
                         Alliance Entertainment Corp.

          Exhibit 99.2 Termination and Release Agreement dated April 29, 1996, by and among Metromedia International Group, Inc., Alliance Merger Corp. and Alliance Entertainment Corp.

                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    METROMEDIA INTERNATIONAL GROUP, INC.
                    (Registrant)



                    By:   /S/  SILVIA KESSEL
                       ----------------------------
                       Silvia Kessel
                       Senior Vice President
                       and Chief Financial Officer

Dated:  April 29, 1996

                           EXHIBIT INDEX

               METROMEDIA INTERNATIONAL GROUP, INC.

                    Current Report on Form 8-K
                       Dated April 29, 1996


     EXHIBIT NO.         DESCRIPTION


     Exhibit 99.1   Joint Press Release dated April 29, 1996 of
                    Metromedia International Group, Inc. and Alliance Entertainment Corp.

     Exhibit 99.2 Termination and Release Agreement dated April 29, 1996, by and among Metromedia International Group, Inc., Alliance Merger Corp. and Alliance
                    Entertainment Corp.